As filed with the Securities and Exchange Commission on March 9, 2001.

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                              FILE NUMBER 811-4932

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             JOHN HANCOCK WORLD FUND
                (Name of Registrant as Specified in Its Charter)

                             JOHN HANCOCK WORLD FUND
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c) (1) (ii), 14a-6 (i) (1), or
    14a-6 (i) (2) or Item 22(a) (2) or schedule 14A (sent by wire transmission).

[ ] Fee paid previously with preliminary materials.

[X] No fee required.

-------------------------------------------------------------------------------
                             INPORTANT INFORMATION
-------------------------------------------------------------------------------

  John Hancock(R)
------------------
JOHN HANCOCK FUNDS

                                                                March 9, 2001

Dear Fellow Shareholder:

I am writing to ask for your vote on an important matter concerning your investment in the John Hancock European Equity, Global, International and/or Pacific Basin Equities Funds.


As you know, John Hancock Advisers, Inc. serves as your investment adviser. You may also recall receiving a recent letter from us announcing that Nicholas-Applegate Capital Management LP assumed subadvisory investment management of John Hancock's international and global equity funds, effective December 14, 2000. Your Fund's Trustees are now asking you to approve a new subadvisory contract among the Adviser, the Fund and Nicholas-Applegate. In addition, if you are a shareholder of the John Hancock Pacific Basin Equities and International Funds, you are being asked to vote on amending investment restrictions that will bring your Fund in line with established standards maintained by the majority of John Hancock funds.


WHO IS NICHOLAS-APPLEGATE?

Nicholas-Applegate is a leading investment advisor in the institutional, subadvisory and managed accounts markets with $35.2 billion in assets under management as of December 31, 2000. Nicholas-Applegate employs 400 people in offices in San Diego, New York, San Francisco, Chicago, Amsterdam and Melbourne. The company has won numerous awards and recognition for the performance of its international and global equity funds. It has established an exceptional track record and a solid reputation in managing international and global equity assets for pension funds and other institutions. We are pleased to be able to offer this specific expertise to our shareholders.

NO CHANGE IN INVESTMENT OBJECTIVE AND NO INCREASE IN YOUR FUND'S MANAGEMENT FEE


Please be assured that these proposals do not signal a change in your Fund's investment objective. As subadviser, Nicholas-Applegate will continue to invest your Fund in accordance with its stated investment objective. In addition, the proposed new subadvisory contract will not increase the management fee that your Fund pays since the subadvisory fee will be borne by the Adviser and NOT your Fund.

THIS PROPOSAL HAS BEEN UNANIMOUSLY APPROVED BY YOUR FUND'S BOARD OF TRUSTEES, WHO BELIEVE IT WILL BENEFIT YOU AND YOUR FELLOW SHAREHOLDERS. It is detailed in the enclosed proxy statement; please take the time to read it thoroughly before voting.

Your Vote Makes a Difference!
No matter what size your investment may be, your vote is critical. I urge you to review the enclosed materials and to complete, sign and return the enclosed proxy ballot to us immediately. Your prompt response will help avoid the need for additional mailings. For your convenience, we have provided a postage-paid envelope.

If you have any questions or need additional information, please contact your investment professional or call your Customer Service Representative at 1-800-225-5291, Monday through Friday between 8:00 A.M. and 8:00 P.M. Eastern Time. I thank you for your prompt vote on this matter.

                                                 Sincerely


                                                 /s/Maureen R. Ford
                                                 ------------------
                                                 Maureen R. Ford
                                                 Vice Chairman and
                                                 Chief Executive Officer

JOHN HANCOCK EUROPEAN EQUITY FUND
(A SERIES OF JOHN HANCOCK WORLD FUND)

JOHN HANCOCK GLOBAL FUND
(A SERIES OF JOHN HANCOCK INVESTMENT TRUST III)

JOHN HANCOCK INTERNATIONAL FUND
(A SERIES OF JOHN HANCOCK INVESTMENT TRUST III)

JOHN HANCOCK PACIFIC BASIN EQUITIES FUND
(A SERIES OF JOHN HANCOCK WORLD FUND)

(EACH, A "FUND", COLLECTIVELY, THE "FUNDS")

101 Huntington Avenue
Boston, MA 02199

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 25, 2001

THIS IS THE FORMAL AGENDA FOR YOUR FUND'S SPECIAL MEETING. IT TELLS YOU WHAT MATTERS WILL BE VOTED ON AND THE TIME AND PLACE OF THE MEETING, IN CASE YOU WANT TO ATTEND IN PERSON.

To the shareholders of each Fund:

A joint special meeting of shareholders of the Funds will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, April 25, 2001 at 9:00 A.M., Eastern Time, to consider the following:

1. For each Fund, a proposal to approve a new sub-investment management contract among John Hancock Advisers, Inc., the Fund and
        Nicholas-Applegate Capital Management LP. YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.


2. Proposals to amend certain of the Funds' investment restrictions. YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH OF THESE PROPOSALS.


3.      Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on February 27, 2001 are entitled to vote at the meeting and any related follow-up meetings.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD. PLEASE TAKE A FEW MINUTES TO VOTE NOW.

                                            By order of the board of trustees,

                                            Susan S. Newton
                                            Secretary
March 9, 2001
INTPX 3/01

JOINT PROXY STATEMENT OF

JOHN HANCOCK EUROPEAN EQUITY FUND
(A SERIES OF JOHN HANCOCK WORLD FUND)

JOHN HANCOCK GLOBAL FUND
(A SERIES OF JOHN HANCOCK INVESTMENT TRUST III)

JOHN HANCOCK INTERNATIONAL FUND
(A SERIES OF JOHN HANCOCK INVESTMENT TRUST III)

JOHN HANCOCK PACIFIC BASIN EQUITIES FUND
(A SERIES OF JOHN HANCOCK WORLD FUND)

(EACH, A "FUND", COLLECTIVELY, THE "FUNDS")

This proxy statement contains the information you should know before voting on the proposals as summarized below.

Your Fund will furnish without charge a copy of its most recent annual report to any shareholder upon request. Shareholders who want to obtain a copy of a Fund's semiannual and annual reports should direct all written requests to the attention of the Fund, 101 Huntington Avenue, Boston, Massachusetts 02199 or call John Hancock Funds at 1-800-225-5291.

INTRODUCTION

This proxy statement is being used by the board of trustees of your Fund to solicit proxies to be voted at a special meeting of shareholders of your Fund. This meeting will be held at the principal executive offices of the Funds, 101 Huntington Avenue, Boston, Massachusetts on Wednesday, April 25, 2001 at 9:00 A.M., Eastern Time. The purpose of the meeting is to consider:


1. For each Fund, a proposal to approve a new sub-investment management contract among John Hancock Advisers, Inc., the Fund and
        Nicholas-Applegate Capital Management LP.

2. Proposals to amend certain of the Funds' investment restrictions as follows:

2(a). For Pacific Basin Equities Fund and International Fund only, to amend the fundamental restriction on borrowing.

2(b). For Pacific Basin Equities Fund and International Fund only, to amend the fundamental restriction on commodities.

2(c). For Pacific Basin Equities Fund only, to amend the fundamental restriction on diversification.

2(d). For Pacific Basin Equities Fund only, to eliminate the fundamental restriction on pledging assets.


3.      Any other business that may properly come before the meeting.

This proxy statement and the proxy card are being mailed to Fund shareholders on or about March 9, 2001.

WHO IS ELIGIBLE TO VOTE?

Shareholders of record on February 27, 2001 are entitled to attend and vote on each proposal at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholder instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted "for" the proposals. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

PROPOSAL 1
APPROVAL OF A NEW SUB-INVESTMENT MANAGEMENT CONTRACT

John Hancock Advisers, Inc. (the "adviser") serves as each Fund's investment adviser and is responsible for providing each Fund with a continuous investment program under an investment management contract (a "management contract") with each Fund. Indocam International Investment Services ("IIIS") previously served as investment subadviser for each Fund other than Pacific Basin Equities Fund under a sub-investment management contract (a "previous subadvisory contract"). Indocam Asia Advisers Limited ("IAAL") previously served as investment subadviser for Pacific Basin Equities Fund under a sub-investment management contract (also, a "previous subadvisory contract"). Under the previous subadvisory contracts, IIIS and IAAL, subject to the review of the board of trustees and the overall supervision of the adviser, provided the Funds with investment advice.

At a meeting of the Funds' trustees held on December 12, 2000, the trustees, including all of the independent trustees (those who are not "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), unanimously approved and voted to:


o terminate each previous subadvisory contract effective December 13, 2000, and enter into interim sub-investment management contracts with Nicholas-Applegate Capital Management LP ("Nicholas-Applegate") effective December 14, 2000, with substantially the same terms as the previous subadvisory contracts, except for the effective and termination dates and certain other non-material changes, (each, an "interim subadvisory contract")(1) and

o recommend that shareholders of each Fund approve a new subadvisory contract (each, a "proposed subadvisory contract") between the adviser, the Fund and Nicholas-Applegate. The form of proposed subadvisory contract is attached to this proxy statement as Exhibit A.

Nicholas-Applegate currently serves as interim subadviser to each Fund under the interim subadvisory contracts. If your Fund's shareholders approve the proposed subadvisory contract, Nicholas-Applegate will continue to serve as subadviser to your Fund under the terms of the contract described below, a form of which is attached to this proxy statement as Exhibit A. As subadviser, Nicholas-Applegate provides each Fund with advice and recommendations regarding the Fund's investments as well as ongoing economic, financial and political information, research and assistance concerning international markets.


TO THE EXTENT THERE IS AN INCREASE IN SUBADVISORY FEES PAYABLE UNDER YOUR FUND'S PROPOSED SUBADVISORY CONTRACT, THIS INCREASE WILL BE BORNE BY THE ADVISER AND NOT BY THE FUND. As with IIIS and IAAL under the previous subadvisory contract, the adviser will be solely responsible for paying the proposed subadvisory fee to Nicholas-Applegate. The investment management fees payable by the Funds to the adviser under the management contracts will not change.


For a summary of the trustees' rationale for recommending that shareholders vote to hire Nicholas-Applegate, see "Analysis of Proposal and Review of Trustees" below.

ABOUT NICHOLAS-APPLEGATE CAPITAL MANAGEMENT

Nicholas-Applegate currently serves as interim subadviser to each Fund under the interim subadvisory contracts. Nicholas-Applegate is a California limited partnership founded in 1984 which provides investment advice to private accounts of institutional and individual clients, private investment companies, and to other mutual funds. Total assets under management by Nicholas-Applegate as of December 31, 2000 were approximately $32 billion.

------------
(1) The merger between Nicholas-Applegate and Allianz of America, Inc. ("Allianz") was still pending at the time the Funds entered into the interim subadvisory contracts. Because the consummation of that merger constituted an "assignment" under the 1940 Act, its consummation resulted in the automatic termination of the interim Subadvisory Contract. Accordingly, the Board also unanimously approved and voted to enter into a second interim subadvisory contract for each Fund among the adviser and Nicholas-Applegate (the "second interim subadvisory contract") upon the consummation of the merger. The second interim subadvisory contract is substantially identical to the first interim subadvisory contract, except for the effective and termination dates, the notice provision, certain escrow provisions required by Rule 15a-4 under the 1940 Act, and certain other changes found by the trustees to be immaterial. Consequently, upon the closing of the merger between Nicholas-Applegate and Allianz on January 31, 2001, the interim advisory agreement terminated and the adviser entered into the second interim advisory agreement, which is currently in effect. For more information regarding the merger, Nicholas-Applegate and Allianz, see "About Nicholas-Applegate Capital Management" below.

The sole general partner of Nicholas-Applegate is MacIntosh LLC, a Delaware limited liability company whose principal offices are located at 777 San Marin Drive, Novato, California 94998. MacIntosh LLC is owned and controlled by Allianz of America, Inc. ("Allianz"). Allianz is a holding company that owns several insurance and financial services companies and is a wholly owned subsidiary of Allianz AG. Allianz AG is a German Aktiengesellschaft, a German publicly traded company, which, together with its subsidiaries, is one of the world's leading financial services companies (the "Allianz Group"). The Allianz Group is a leading provider of financial services and is represented in 77 countries worldwide through subsidiaries, branch and representative offices, and other affiliated entities. The Allianz Group (including Nicholas-Applegate) currently has assets under management of approximately $690 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums. Operationally, Nicholas-Applegate is a unit of Allianz Asset Management, the division of Allianz AG that coordinates its global asset management activities.

On January 31, 2001, Nicholas-Applegate merged with Allianz and certain other affiliated parties, and Allianz acquired all of the partnership interests in Nicholas-Applegate (the "merger"). Before the merger, the sole limited partner of Nicholas-Applegate was Nicholas-Applegate Capital Management Global Holding Co. LP, and the sole general partner of Nicholas-Applegate was Nicholas-Applegate Capital Management Holdings LP.

Nicholas-Applegate is located at 600 West Broadway, San Diego, California 92101. Allianz is located at 55 Green Farms Road, P.O. Box 5160, Westport, Connecticut 06881. Allianz AG is located at Koeniginstrasse 28, D-80802, Munich, Germany.

The following table lists each fund currently managed or subadvised by Nicholas-Applegate with an investment objective similar to one or more of the Funds, as well as the size of each such fund and the fee rate payable to Nicholas-Applegate.

                                            FUND            FEE RATE
                                            ASSETS*         (% OF AVERAGE
FUND                                        (MILLIONS)      DAILY NET ASSETS)
-------------------------------------------------------------------------------

Nicholas-Applegate Institutional Funds:     $268.7          1.00%**
International Core Growth Fund                              (Management fee)

Nicholas-Applegate Institutional Funds:     $230.8          1.00%**
International Small Cap Growth Fund                         (Management fee)

                                             FUND           FEE RATE
                                             ASSETS*        (% OF AVERAGE
FUND                                        (MILLIONS)      DAILY NET ASSETS)
-------------------------------------------------------------------------------

Nicholas-Applegate Institutional Funds:     $130.1          1.00%**
Worldwide Growth Fund                                       (Management fee)

Nicholas-Applegate Institutional Funds:     $2.2            1.00%**
Pacific Rim Fund                                            (Management fee)

Accessor Funds:                             $189.4          0.20%
International Equity Fund                                   (Subadvisory fee)

Activa Mutual Fund Trust:                   $27.5           0.65%
Activa International Fund                                   (Subadvisory fee)

Enterprise Funds:                           $2.4            0.54%
International Core Growth Portfolio                         (Subadvisory fee)

Pilgrim Funds:                              $652.2          0.50%
International Small Cap                                     (Subadvisory fee)

Pacific Century Funds:                      $104.0          0.62%
International Core Growth Fund                              (Subadvisory fee)


John Hancock V.A. International Fund        $7.3            0.49%***
                                                            (Subadvisory fee)

John Hancock International Equity Fund      $8.2            0.49%***
                                                            (Subadvisory fee)


Talvest Small Cap International             $98.6           0.85%
                                                            (Subadvisory fee)

----------
  * As of December 31, 2000.
 ** Through the fiscal year ending March 31, 2001, Nicholas-Applegate has contractually agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the above-referenced fund so as to limit the fund's total operating expenses as set forth below, subject to possible later reimbursement during a three-year period. Nicholas-Applegate may not amend the fee waiver agreement without the consent of the applicable fund.

    International Core Growth: Class I - 1.40%; Class R - 1.65%

    International Small Cap Growth: Class I - 1.40%; Class R - N/A

    Worldwide Growth: Class I - 1.35%; Class R - N/A

    Pacific Rim Fund: Class I - 1.40%; Class R - N/A
*** This fee is temporary and will increase if the fund's shareholders approve a proposed subadvisory contract with Nicholas-Applegate, for which the fund currently is seeking shareholder approval.


The principal executive officers and members of the executive committee of Nicholas-Applegate are listed on the following page, along with their principal occupations. The executive committee of Nicholas-Applegate exercises substantially all of the governance powers of Nicholas-Applegate and serves as the functional equivalent of a board of directors.

NAME*                                         PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------
Arthur E. Nicholas                            Managing Partner
(Executive Committee Member)
-------------------------------------------------------------------------------
John J.P. McDonnell                           Chief Operating Officer
(Executive Committee Member)
-------------------------------------------------------------------------------
Catherine Somhegyi Nicholas                   Chief Investment Officer
(Executive Committee Member)
-------------------------------------------------------------------------------
Eric S. Sagerman                              Head of Global Marketing
(Executive Committee Member)

----------
* The business address of each person listed is 600 West Broadway, San Diego, California 92101.

ABOUT IIIS AND IAAL

IIIS is organized under the laws of France and is a wholly owned subsidiary of Indocam, the asset management affiliate of Credit Agricole, a French banking group. Indocam is an indirect subsidiary of certain holding companies of Caisse Nationale de Credit Agricole ("CNCA"), one of the largest financial and industrial groups in Europe. As of December 31, 2000, IIIS and its affiliates had approximately $150 billion in assets worldwide. IAAL, an affiliate of IIIS and also a wholly owned subsidiary of Indocam, is a Hong Kong-based investment adviser that serves as adviser to certain Asian country funds. Certain investment personnel are employed by and act as investment personnel for both IIIS and IAAL, and also are employed by and act as investment personnel for Indocam. The address of IIIS is 90 Boulevard Pasteur, Paris, France 75015. The address of IAAL is One Exchange Square, Suite 2606-2608, Hong Kong.

ABOUT THE ADVISER


The adviser is a wholly owned subsidiary of The Berkeley Financial Group, Inc. ("The Berkeley Group"), which is a wholly owned subsidiary of John Hancock Subsidiaries, Inc., which is a wholly owned subsidiary of John Hancock Life Insurance Company (the "Insurance Company"). The Insurance Company is a wholly owned subsidiary of John Hancock Financial Services, Inc. The adviser currently has more than $30 billion in assets under management in its capacity as investment adviser to the Funds and other funds in the John Hancock Group of Funds, as well as other institutional accounts.


The principal executive officer and the directors of the adviser are listed on the following pages, along with their principal occupations.

-------------------------------------------------------------------------------
NAME AND ADDRESS       PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------
Stephen L. Brown        Chairman and Director of John Hancock Financial
Director                Services, Inc., John Hancock Life Insurance Company
John Hancock Place      (the Insurance Company) (CEO until June 2000),
P.O. Box 111            Chairman and Director of John Hancock Advisers, Inc.
Boston, MA 02199        (the adviser), John Hancock Funds, Inc. (John Hancock
                        Funds), The Berkeley Group; Director of John Hancock
                        Subsidiaries, Inc., John Hancock Signature Services,
                        Inc. (Signature Services) (until January 1997); John
                        Hancock Insurance Agency, Inc.; (Insurance Agency),
                        (until May 1999); Independence Investment Associates,
                        Inc., Independence International Associates, Inc,
                        Independence Fixed Income Associates, Inc.; Insurance
                        Marketplace Standards Association, Committee for
                        Economic Development, Ionics, Inc. (since June 2000),
                        Aspen Technology, Inc. (since June 2000).
-------------------------------------------------------------------------------
Maureen R. Ford         President, Broker/ Dealer Distributor, the Insurance
Director                Company; Vice Chairman, Director, President and Chief
101 Huntington Avenue   Executive Officer of The Berkeley Group and the
Boston, MA 02199        adviser; Vice Chairman, Director and Chief Executive
                        Officer of John Hancock Funds; Chairman, Director and
                        President of Insurance Agency; Chairman, Director and
                        Chief Executive Officer of Sovereign Asset Management
                        Corporation (SAMCorp.); Senior Vice President of
                        MassMutual Insurance Co. (until 1999).
-------------------------------------------------------------------------------
David F. D'Alessandro   President, Chief Executive Officer and Director of
Director                John Hancock Financial Services, Inc. and the
John Hancock Place      Insurance Company; Director of Insurance Agency, The
P.O. Box 111            Berkeley Group, the adviser and John Hancock Funds;
Boston, MA 02117        Chairman and Director of John Hancock Variable Life
                        Insurance Company; Director of John Hancock
                        Subsidiaries, Inc.; Director of Signature Services
                        (until January 1997).
-------------------------------------------------------------------------------
John M. DeCiccio        Executive Vice President and Chief Investment Officer
Director                of John Hancock Financial Services, Inc. and the
John Hancock Place      Insurance Company; Director of The Berkeley Group, the
P.O. Box 111            adviser and John Hancock Funds; Director of Insurance
Boston, MA 02117        Agency (until May 1999) and Signature Services (until
                        January 1997).
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NAME AND ADDRESS       PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------
David A. King           Chief Executive Officer, President and Director of
Director                John Hancock Signature Services, Inc.; Senior Vice
380 Stuart Street       President of the Insurance Company; Chairman of
Boston, MA 02117        Networking Insurance Agency; Chairman of First
                        Signature Bank & Trust; Director of The Berkeley
                        Group, the adviser and John Hancock Funds; Director of
                        Insurance Agency (until May 1999).
-------------------------------------------------------------------------------
Mark C. Lapman          Chairman, President and Director of Independence
Director                Investment Associates, Inc. and Independence
53 State Street         International Associates, Inc.; Director and Chairman
Boston, MA 02109        of Independence Fixed Income Associates, Inc.;
                        Director of The Berkeley Group, the adviser and John
                        Hancock Funds.
-------------------------------------------------------------------------------
Jeanne M. Livermore     Senior Vice President of the Insurance Company;
Director                Director of The Berkeley Group, the adviser and John
John Hancock Place      Hancock Funds; Director of Insurance Agency (until May
P.O. Box 111            1999) and Signature Services (until January 1997).
Boston, MA 02117
-------------------------------------------------------------------------------
Thomas E. Moloney       Chief Financial Officer of John Hancock Financial
Director                Services, Inc. and the Insurance Company; Director of
John Hancock Place      The Berkeley Group, the adviser, John Hancock Funds,
P.O. Box 111            John Hancock Realty Services, John Hancock Canadian
Boston, MA 02117        Holdings Limited, John Hancock Reassurance Co., Ltd.,
                        and The Maritime Life Assurance Company; Director and
                        Chief Financial Officer of John Hancock Subsidiaries,
                        Inc.; Director of Signature Services, Inc. (Chairman
                        until February 2000), Director of Insurance Agency
                        (until May 1999).
-------------------------------------------------------------------------------
Robert H. Watts         Senior Vice President of the Insurance Company;
Director                Executive Vice President of Signator Investors, Inc.;
John Hancock Place      Director and Executive Vice President of the Insurance
P.O. Box 111            Agency; Director of The Berkeley Group, the adviser,
Boston, MA 02117        John Hancock Funds and Signature Services.
-------------------------------------------------------------------------------

THE PROPOSED SUBADVISORY CONTRACTS AND THE PREVIOUS SUBADVISORY CONTRACTS

The following is a summary of the material terms of both the proposed and previous subadvisory contracts. In describing the proposed subadvisory contracts with Nicholas-Applegate, this summary is qualified by the form of proposed subadvisory contract attached to this proxy statement as Exhibit A.

Compensation. The previous subadvisory contracts and the proposed subadvisory contracts (collectively, the "contracts") provide that IIIS, IAAL or Nicholas-Applegate (each, a "subadviser"), as the case may be, is required to pay all expenses that it incurs in connection with the performance of its duties under the contract. The contracts also provide that the adviser, not the Fund, will pay the subadvisory fees.

The proposed subadvisory contracts require the adviser to pay quarterly to the subadviser a subadvisory fee, accrued daily and equal on an annual basis to a percentage of the applicable Fund's average daily net assets, as follows:

FUND                             FEE AS A PERCENT OF AVERAGE DAILY NET ASSETS
-------------------------------------------------------------------------------

European Equity Fund             0.60% of the first $100 million; and
                                 0.50% of the amount over $100 million

Global Fund                      0.50% of the first $500 million; and
                                 0.45% of the amount over $500 million

International Fund               0.50% of the first $500 million; and
                                 0.45% of the amount over $500 million

Pacific Basin Equities Fund      0.60% of the first $100 million; and
                                 0.50% of the amount over $100 million

The following table shows the aggregate amounts that would have been paid to Nicholas-Applegate had the proposed subadvisory contracts been in place during the fiscal year ended October 31, 2000, and the percentage difference between those amounts and the amounts actually paid to IIIS or IAAL, as the case may be, under the previous contracts.

                                               AMOUNT THAT       DIFFERENCE AS
                                               WOULD HAVE BEEN   A PERCENT OF
                             AMOUNT PAID       PAID UNDER        AMOUNT PAID
                             UNDER PREVIOUS    PROPOSED          UNDER PREVIOUS
                             SUBADVISORY       SUBADVISORY       SUBADVISORY
FUND                         CONTRACT          CONTRACT          CONTRACT
-------------------------------------------------------------------------------


European Equity Fund         $117,355          $201,181           71.4%

Global Fund                  $766,404          $895,505           16.8%

International Fund           $138,650          $126,045           -9.1%

Pacific Basin Equities Fund  $243,505          $487,011          100.0%


The previous subadvisory contract required the adviser to pay IIIS, or IAAL as the case may be, a subadvisory fee, on a quarterly basis, equal to a percentage of the gross investment management fee payable to the adviser (or percentage of average daily net assets, as the case may be) as follows:

FUND                            PREVIOUS SUBADVISORY FEE
-------------------------------------------------------------------------------
European Equity Fund            0.35% of average daily net assets


Global Fund                     50% of gross management fee payable to the
                                adviser [For comparison purposes, this was equal to approximately 0.43% of average daily net assets]

International Fund              55% of gross management fee payable to the
                                adviser [For comparison purposes, this was equal to approximately 0.55% of average daily net assets]


Pacific Basin Equities Fund     0.30% of the first $100 million of assets
                                managed by IAAL, and the following percentage on amounts over $100 million:

                                40% of gross management fee payable to the adviser for amounts over $100 million up to $250 million


                                50% of gross management fee payable to the adviser for amounts over $250 million [For comparison purposes, this was equal to approximately 0.30% of average daily net assets]


Term. If approved by shareholders of the Fund, the proposed subadvisory contracts will take effect as of May 11, 2001 and will remain in effect until May 11, 2003. Thereafter, each proposed subadvisory contract will continue in effect from year to year subject to the annual approval of its continuance as described below under "Provisions Contained in Both Contracts and in the Management Contract."

PROVISIONS CONTAINED IN THE PROPOSED SUBADVISORY CONTRACTS, THE PREVIOUS SUBADVISORY CONTRACTS AND THE MANAGEMENT CONTRACTS

Limitation of Liability. The management and the subadvisory contracts provide that the adviser and subadviser are not liable for any error of judgment or mistake of law or for any loss suffered by your Fund in connection with the matters to which the respective contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the applicable adviser or subadviser in the performance of its duties or from the reckless disregard of its obligations and duties under the contracts.

Termination, Continuance and Amendment. Except as described above for the proposed subadvisory contract, each contract continues from year to year subject to annual approval of its continuance by a majority of the independent trustees, cast in person at a meeting called for the purpose of voting on such approval, and annual approval by either (a) your Fund's trustees, or (b) a majority of your Fund's outstanding voting securities, as defined in the 1940 Act. Each contract may be terminated at any time without penalty on 60 days' written notice by the trustees, by a vote of a majority of the Fund's outstanding voting securities, or by the adviser or subadviser. Each contract terminates automatically in the event of its assignment or in the event that the adviser ceases to act as the Fund's investment adviser.


Use of Name "John Hancock." Under the management contract, as well as the previous subadvisory contract and the proposed subadvisory contract, if the adviser ceases to act as your Fund's investment manager, the Fund (to the extent that it lawfully can) must cease to use any name derived from the name "John Hancock" or any other name indicating that the Fund is advised by or otherwise associated with the adviser.


THE MANAGEMENT CONTRACTS

Under each Fund's management contract, the adviser, subject to the direction of the trustees, provides the Fund with a continuous investment program for the management of its assets, consistent with the Fund's investment objective and policies. The adviser furnishes the Fund with advice and recommendations consistent with the investment policies of the Fund regarding the purchase, holding and disposition of portfolio securities. The adviser:

o advises the Fund in connection with policy decisions to be made by the trustees;

o furnishes the Fund with research, economic and statistical data in connection with the Fund's investments and policies;

o provides day-to-day administration;

o investigates and conducts relations with issuers of securities to be purchased by the Fund;

o provides required reports and recommendations to the trustees and maintains the records of the Fund; and

o assists the Fund in any negotiations relating to the Fund's investments with issuers, investment banking firms, securities brokers or dealers and other institutions or investors.

The adviser provides each Fund with office space, supplies and other facilities required for the business of the Fund. The adviser pays the compensation of all officers and employees of the Fund and pays the expenses of clerical services related to the administration of the Fund. Other than expenses specifically assumed by the adviser, all expenses incurred in the continuing operation of the Fund are borne by the Fund, including fees of the independent trustees and all fees of lawyers and accountants. The Fund pays an investment management fee to the adviser approximately equivalent on an annual basis to a stated percentage of the average daily net assets of the Fund as set forth below:

FUND                               FEE AS A PERCENT OF AVERAGE DAILY NET ASSETS
-------------------------------------------------------------------------------
European Equity Fund               0.90% of the first $500 million; and
                                   0.70% of the amount over $500 million

Global Fund                        0.90% of the first $100 million;
                                   0.80% of the next $200 million;
                                   0.75% of the next $200 million; and
                                   0.625% of the amount over $500 million

International Fund                 1.00% of the first $250 million;
                                   0.80% of the next $250 million;
                                   0.75% of the next $250 million; and
                                   0.625% of the amount over $750 million

Pacific Basin Equities Fund        0.80% of the first $200 million; and
                                   0.70% of the amount over $200 million


For John Hancock International Fund, the adviser has voluntarily agreed to limit total expenses (excluding Rule 12b-1 fees and transfer agent expenses) to 0.90% of the Fund's average daily net assets. For John Hancock European Equity Fund, the adviser has voluntarily agreed to reduce management fees and other expenses payable in order to limit the Fund's total operating expenses on Class A, Class B and Class C shares to 1.90%, 2.60% and 2.60%, respectively, of the Fund's average daily net asset attributable to the respective class. These agreements may not be modified or discontinued by the adviser at least until February 28, 2002. During the fiscal year ended October 31, 2000, the adviser did not receive any management fees from John Hancock International Fund, and received $169,323 in management fees after expense reduction from John Hancock European Equity Fund. Management fees paid by the other Funds under the management contracts for the fiscal year ended October 31, 2000, were as follows: $1,532,808 for John Hancock Global Fund and $649,348 for John Hancock Pacific Basin Equities Fund.


Until March 1, 2000, Global Fund, Pacific Basin Equities Fund and International Fund each had an additional subadviser, John Hancock Advisers, International ("JHAI"), located at 6th Floor, Duke's Court, 32-36 Duke Street, St. James's, London, England SW1Y6DF. JHAI was a wholly owned subsidiary of the adviser, formed in 1987 to provide international investment research and subadvisory services to U.S. institutional clients. Under each Fund's subadvisory contract with JHAI, the adviser, and not the Fund, paid the subadvisory fee. The subadvisory contracts with JHAI were terminated effective March 1, 2000.

DATES OF THE MANAGEMENT CONTRACTS AND THE PREVIOUS SUBADVISORY CONTRACTS

Each management contract and previous subadvisory contract was dated as of and approved by the shareholders of the applicable Fund on the dates set forth below, at meetings called for the purposes set forth below.

                                     MANAGEMENT CONTRACT                     PREVIOUS SUBADVISORY CONTRACT
                                     (WITH THE ADVISER)                            (WITH IIIS/IAAL)
                           --------------------------------------  -------------------------------------------
                                            LAST                                         LAST
                                          APPROVED                                     APPROVED
                           CONTRACT       BY SHARE-                     CONTRACT       BY SHARE-
FUND                         DATE          HOLDERS        PURPOSE         DATE          HOLDERS        PURPOSE
--------------------------------------------------------------------------------------------------------------
European Equity Fund        3/1/98         3/2/98         Initial        3/1/98         3/2/98        Initial
                                                         approval                                    approval
--------------------------------------------------------------------------------------------------------------
Global Fund                 7/2/96         6/26/96        Change         1/1/00        12/01/99       Initial
                                                          expense                                    approval
                                                        limitation
--------------------------------------------------------------------------------------------------------------
International Fund          1/1/94         6/26/96        Change         1/1/00        12/01/99       Initial
                                                          expense                                    approval
                                                        limitation
--------------------------------------------------------------------------------------------------------------
Pacific Basin              5/5/87 as      12/19/89        Change         7/18/96        6/26/96      Change of
Equities Fund               amended                       expense                                   control of
                           12/19/89                     limitation                                  subadviser
--------------------------------------------------------------------------------------------------------------

ANALYSIS OF PROPOSAL AND REVIEW OF TRUSTEES


The trustees have determined that the terms of the proposed subadvisory contract, including the fees payable thereunder, are fair and reasonable. In approving the proposed subadvisory contracts and recommending their approval by the shareholders of each Fund, the trustees, including the independent trustees, considered the best interest of the shareholders of the Fund and took into account all factors they deemed relevant.


In deciding whether to terminate the previous subadvisory contracts with IIIS and IAAL, the trustees considered that, as part of the adviser's oversight responsibilities under the management contract, the adviser monitors the subadviser and evaluates the subadvisor's performance. The trustees also considered that the adviser may conduct a search for a replacement and present to the trustees a proposed new subadviser that the adviser believes is able to provide the Funds with better service and enhance the Funds' investment performance. The trustees considered additional factors presented by the adviser, including the performance of the Funds under the previous subadvisory contracts, ongoing operational and control issues, related staffing issues and the fact that IIIS and IAAL had been previously notified of these issues.

In evaluating the proposed subadvisory contracts, the trustees carefully reviewed materials furnished by the adviser relating to Nicholas-Applegate and its affiliates and their personnel, operations and financial condition. The trustees considered the fact that in recommending Nicholas-Applegate, the adviser had conducted a complete search for an international subadviser that the adviser believed would benefit the Funds. The trustees also considered

Nicholas-Applegate's extensive international investment management expertise and its significant resources dedicated to international investment management. In addition, the trustees considered Nicholas-Applegate's historical performance record in managing investment companies and other client accounts with objectives similar to those of the Funds. In particular, the trustees deemed important Nicholas-Applegate's performance record in all four of the Funds' investment mandates: international, global, European and Pacific Basin. The trustees also considered Nicholas-Applegate's financial condition and its reputation in the financial community. In addition, the trustees considered such other factors as they deemed relevant, including the possibility of other benefits that may be realized by the Funds as a result of Nicholas-Applegate serving as the Funds' subadviser.

The trustees also considered possible benefits to Nicholas-Applegate under the proposed subadvisory contracts, including the ability of Nicholas-Applegate (a) to cause the Fund to execute securities transactions with brokers that are affiliated with Allianz, subject to compliance with the requirements of the 1940 Act and procedures adopted by, and with the oversight of, the trustees and (b) to obtain soft dollar brokerage and research services from brokers that are not affiliated with Allianz who effect securities transactions on behalf of the Fund. Throughout the review process the independent trustees were advised by their independent legal counsel, who was not counsel to the Funds, the adviser or Nicholas-Applegate.

TRUSTEES' EVALUATION AND RECOMMENDATION

The trustees, including all of the independent trustees, by a vote cast at a meeting held on December 12, 2000 unanimously approved and voted to recommend to the shareholders of the Funds that each Fund adopt the proposed subadvisory contracts. If a Fund's shareholders approve that Fund's proposed subadvisory contract, that contract will take effect as of May 11, 2001.

If the proposed subadvisory contract is not approved for a Fund, the trustees will consider what action, if any, should be taken to obtain subadvisory services for the applicable Fund. Failure to approve this proposal by any one or more Fund(s) will not affect the approval by the other Fund(s).

THE TRUSTEES OF YOUR FUND RECOMMEND THAT THE SHAREHOLDERS OF YOUR FUND VOTE "FOR" THE PROPOSED SUBADVISORY CONTRACT.

PROPOSALS 2(a) - 2(D)
(INTERNATIONAL FUND AND PACIFIC BASIN EQUITIES FUND ONLY)
AMENDMENTS TO CERTAIN OF THE FUNDS' INVESTMENT RESTRICTIONS

The adviser and your board of trustees recommend that the following changes be made to modernize your Fund's investment restrictions. They recommend amending two fundamental investment restrictions for the International Fund and the Pacific Basin Equities Fund, amending one other investment restriction for the Pacific Basin Equities Fund and eliminating one outdated fundamental investment restriction for the Pacific Basin Equities Fund. These changes, if approved, will provide your Fund with a set of investment restrictions that reflect the current legal and investment environment. Similar changes have already been made to the investment restrictions of other John Hancock funds. We are asking you to vote on these changes because the restrictions are fundamental and may be changed only with shareholder approval.

The 1940 Act requires mutual funds to adopt fundamental investment restrictions covering certain types of investment practices. The adviser and your board of trustees are recommending that:


o the Funds' fundamental restrictions be liberalized to the extent permitted under the 1940 Act and current interpretive positions of the staff of the Securities and Exchange Commission (for both funds, proposals 2(a) and 2(b) and for Pacific Basin Equities Fund only, proposal 2(c)); and


o the Pacific Basin Equities Fund eliminate a fundamental restriction that is not required by the 1940 Act or any other current laws (proposal 2(d)). This restriction was adopted in the past to reflect certain state regulatory requirements which are no longer in effect.

The adviser expects that you will benefit from these proposed changes to the Funds' fundamental investment restrictions in several ways. First, the proposed changes to the Fund's fundamental restrictions will expand the range of investment opportunities for the Funds. The adviser carefully evaluates all new investment opportunities to determine whether any would be suitable for each Fund given its investment objective, policies and risk profile. The adviser believes that the proposed changes to the Funds' fundamental restrictions will provide the Funds with additional flexibility to respond more quickly to new developments and changing trends in the marketplace whenever the adviser determines that a response is both appropriate and prudent.

Second, the proposed changes to the Funds' investment restrictions are designed to produce a clearer and more concise set of restrictions. These revised restrictions parallel the investment restrictions of other John Hancock funds, which will facilitate the adviser's compliance efforts. Also, these revised restrictions should assist investors in understanding the characteristics and risks associated with the Funds and allow for more effective comparison to other mutual funds with similar investment objectives.

The Funds have no current intention of changing their actual investment strategies as a result of these amendments.

PROPOSED AMENDMENTS TO INVESTMENT RESTRICTIONS

The tables below set forth, for each applicable Fund, the Fund's current fundamental restrictions in the left-hand column and the proposed amended restrictions in the right-hand column.

-------------------------------------------------------------------------------
CURRENT FUNDAMENTAL RESTRICTION           AMENDED FUNDAMENTAL RESTRICTION
-------------------------------------------------------------------------------
2(a) Pacific Basin Equities Fund          Amended as follows: The Fund may not
     The Fund may not borrow money,       borrow money, except for the following
     except from banks as a temporary     extraordinary or emergency purposes:
     measure for extraordinary            (i) for temporary or short-term
     emergency purposes in amounts not    purposes or for the clearance of
     to exceed 33 1/3% of the Fund's      transactions in amounts not to exceed
     total assets (including the          33 1/3% of the value of the Fund's
     amount borrowed) taken at market     total assets (including the amount
     value. The Fund will not use         borrowed) taken at market value; (ii)
     leverage to attempt to increase      in connection with the redemption of
     income. The Fund will not            Fund shares or to finance failed
     purchase securities while            settlements of portfolio trades
     outstanding borrowings exceed 5%     without immediately liquidating
     of the Fund's total assets.          portfolio securities or other assets;
                                          (iii) in order to fulfill commitments
     International Fund                   or plans to purchase additional
     The Fund may not borrow money,       securities pending the anticipated
     except from banks as a temporary     sale of other portfolio securities or
     measure for extraordinary            assets; (iv) in connection with
     emergency purposes in amounts not    entering into reverse repurchase
     to exceed 33 1/3% of the Fund's      agreements and dollar rolls, but only
     total assets (including the          if after each such borrowing there is
     amount borrowed) taken at market     asset coverage of at least 300% as
     value.                               defined in the 1940 Act. For purposes
                                          of this investment restriction, the
                                          deferral of trustees' fees and
                                          transactions in short sales, futures
                                          contracts, options on futures
                                          contracts, securities or indices and
                                          forward commitment transactions will
                                          not constitute borrowing.

                                          * * * * *

                                          Explanation: The amended restriction
                                          does not change the maximum amount of
                                          money which the Fund may borrow but
                                          makes more explicit certain exceptions
                                          to the general prohibition against
                                          borrowing. The amended restriction
                                          also affords the Fund additional
                                          flexibility to borrow money if the
                                          adviser determines such borrowing is
                                          in the best interests of the Fund and
                                          is consistent both with the Fund's
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CURRENT FUNDAMENTAL RESTRICTION           AMENDED FUNDAMENTAL RESTRICTION
-------------------------------------------------------------------------------

2(a)                                      investment objective and with the
cont.                                     requirements of the 1940 Act. The
                                          amended restriction would permit the
                                          Fund to borrow for leveraging
                                          purposes, which could cause its net
                                          asset value to fluctuate at a greater
                                          rate with market changes than if
                                          leverage was not used. Furthermore,
                                          purchasing securities while borrowings
                                          exceed 5% of the Fund's net asset
                                          value would increase the risks
                                          inherent to borrowing, such as the
                                          risk of reduced total return.

-------------------------------------------------------------------------------
2(b) Pacific Basin Equities Fund          Amended as follows: The Fund may not
     The Fund may not invest in           invest in commodities or commodity
     commodities or in commodity          futures contracts, other than
     contracts or in puts, calls, or      financial derivative contracts.
     combinations of both, except         Financial derivatives include forward
     options on securities and            foreign currency contracts; financial
     securities indices, futures          futures contracts and options on
     contracts on securities and          financial futures contracts; options
     securities indices and options on    and warrants on securities, currencies
     such futures, forward foreign        and financial indices; swaps, caps,
     exchange contracts, forward          floors, collars and swaptions; and
     commitments, securities index put    repurchase agreements entered into in
     or call warrants and repurchase      accordance with the Fund's investment
     agreements entered into in           policies.
     accordance with the Fund's
     investment policies.                 * * * * *


     International Fund                   Explanation: This restriction has been
                                          amended for improved clarity and to
     The Fund may not invest in           add references to additional types of
     commodities or commodity             derivative instruments, but otherwise
     contracts or in puts, calls, or      has not been substantively changed.
     combinations of both, except         Investments in derivative instruments
     interest rate future contracts,      may cause the Fund to suffer
     options on securities, securities    disproportionate losses relative to
     indices, currency and other          the amount invested.


     financial instruments and options
     on such futures contracts,
     forward foreign currency exchange
     contracts, forward commitments,
     securities index put or call
     warrants and repurchase
     agreements entered into in
     accordance with the Fund's
     investment policies.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CURRENT FUNDAMENTAL RESTRICTION           AMENDED FUNDAMENTAL RESTRICTION
-------------------------------------------------------------------------------

2(c) Pacific Basin Equities Fund          Amended as follows: The fund may not,
     The Fund may not purchase            with respect to 75% of the fund's
     securities of an issuer (other       total assets, invest more than 5% of
     than the U.S. government, its        the fund's total assets in the
     agencies or instrumentalitie s),     securities of any single issuer or own
     if (i) such purchase would cause     more than 10% of the outstanding
     more than 5% of the Fund's total     voting securities of any one issuer,
     assets taken at market value to      in each case other than (i) securities
     be invested in the securities of     issued or guaranteed by the U.S.
     such issuer, or (ii) such            government, its agencies or its
     purchase would at the time result    instrumentalities or (ii) securities
     in more than 10% of the              of other investment companies.
     outstanding voting securities of
     such issuer being held by the        * * * * *
     Fund.


                                          Explanation: This restriction has been
                                          amended to conform to the definition
                                          of diversification under the 1940 Act.
                                          By allowing the Fund to invest up to
                                          25% of its total assets in the
                                          securities of a single issuer, the
                                          Fund will have the maximum flexibility
                                          available to a diversified fund. This
                                          change could also increase the risk of
                                          the Fund's susceptibility to events
                                          that effect individual issuers.


-------------------------------------------------------------------------------
2(d) Pacific Basin Equities Fund          Eliminated (not required by the 1940
     The Fund may not pledge, mortgage    Act). Reference also eliminated in
     or hypothecate its assets, except    fundamental restriction on issuing
     to secure indebtedness permitted     senior securities.
     by borrowing, and then only if
     such pledging, mortgaging or         * * * * *
     hypothecating does not exceed 33
     1/3% of the Fund's total assets      Explanation: This restriction was
     taken at market value.               imposed on the Fund by state
                                          securities regulations that no longer
                                          apply to the Fund. The Fund does not
                                          pledge, mortgage or hypothecate its
                                          assets as part of its investment
                                          strategy, except to secure permitted
                                          borrowing.
-------------------------------------------------------------------------------

BOARD EVALUATION AND RECOMMENDATION

The trustees believe that the proposed amendments to the Funds' investment restrictions will more clearly reflect current regulatory practice and will expand the investment opportunities available to the Funds. Accordingly, the trustees recommend that you approve the proposals to change the Funds' fundamental investment restrictions as described above.

Each proposal will be voted on separately, so that if the required approval of a change to a restriction is not obtained, the existing investment restriction(s) will continue in effect.

THE TRUSTEES OF YOUR FUND RECOMMEND THAT THE SHAREHOLDERS OF YOUR FUND VOTE "FOR" THE PROPOSALS TO AMEND THE FUND'S INVESTMENT RESTRICTIONS.

VOTING RIGHTS AND REQUIRED VOTE

Each share of your Fund is entitled to one vote for each proposal. Approval of each proposal requires the affirmative vote of a majority of the shares of your Fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of your Fund means for each proposal the vote of the lesser of

(1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the Fund are present or represented by proxy, or

(2) more than 50% of the outstanding shares of the Fund.

Shares of your Fund represented in person or by proxy, including shares which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote against a proposal.

However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal, those shares will not be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted in accordance with clause (1) above, if more than 50% of the outstanding shares (excluding the "broker non-votes") are present or represented. However, for purposes of determining whether a proposal has been adopted in accordance with clause (2) above, a "broker non-vote" has the same effect as a vote against that proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

INFORMATION CONCERNING THE MEETING

SOLICITATION OF PROXIES

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees, officers and employees of your Fund; by personnel of the adviser, the Fund's principal distributor, John Hancock Funds, Inc., and the Fund's transfer agent, John Hancock Signature Services, Inc., or by broker-dealer firms. Signature Services, together with unaffiliated solicitation firms MIS, ADP and Georgeson Shareholder Communications, has agreed to provide proxy solicitation services at a cost of approximately $95,000. The adviser will pay fifty percent, and each Fund will pay fifty percent, of its respective costs of preparing, mailing and soliciting proxies, including payments to unaffiliated solicitation firms.

The mailing address of the Funds, the adviser and John Hancock Funds, Inc. is 101 Huntington Avenue, Boston, Massachusetts, 02199.

REVOKING PROXIES

A shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

o by filing a written notice of revocation with your Fund's transfer agent, John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, Massachusetts 02217-1000,

o by returning a duly executed proxy with a later date before the time of the meeting, or

o if a shareholder has executed a proxy but is present at the meeting and wants to vote in person, by notifying the secretary of the Fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

OUTSTANDING SHARES AND QUORUM

As of February 27, 2001 (record date), the number of shares of beneficial interest of each Fund outstanding were as follows:

FUND                                           SHARES OUTSTANDING
-------------------------------------------------------------------------------
                                CLASS A             CLASS B             CLASS C
                                -------             -------             -------

European Equity                1,096,327           1,290,110             52,346

Global                         7,447,015           2,963,924             84,906

International                  1,613,278           1,202,793            109,489

Pacific Basin Equities         1,425,569           1,843,704             70,588

Only shareholders of record on record date are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the Fund that are entitled to vote will be considered a quorum for the transaction of business.

OTHER BUSINESS

Each Fund's board of trustees knows of no business to be presented for consideration at the meeting other than the proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

ADJOURNMENTS

If, for any Fund, a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of a proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of each affected Fund's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of a proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the proposal against adjournment.

TELEPHONE VOTING

In addition to soliciting proxies by mail, by fax or in person, each Fund may also arrange to have votes recorded by telephone by officers and employees of the Fund or by personnel of the adviser or transfer agent. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. The Funds have not obtained an opinion of counsel about telephone voting, but are currently not aware of any challenge.

o A shareholder will be called on a recorded line at the telephone number in the Fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

o If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

INTERNET VOTING

You also will have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the 14-digit "control number" that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. If you are voting via the Internet you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by you.

o Read the proxy statement and have your proxy card at hand.

o Go to the Web site www.jhfunds.com.

o Select the shareholder entryway.

o Select the proxy-voting link for your Fund.

o Enter the 14-digit "control number" found on your proxy card.

o Follow the instructions on the Web site. Please call us at 1-800-225-5291 if you have any problems.

o To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after submission and also by email if chosen.

SHAREHOLDERS' PROPOSALS


The Funds are not required, and do not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of their respective Funds must submit the proposal in writing, so that it is received by the appropriate Fund at 101 Huntington Avenue, Boston, Massachusetts 02199 within a reasonable time before any meeting.

OWNERSHIP OF SHARES IN THE FUNDS


To the knowledge of each Fund, as of February 13, 2001, the following persons owned of record or beneficially 5% or more of the outstanding shares of each Fund, respectively:


                                                                 PERCENTAGE OF
                                                                  OUTSTANDING
                                              CLASS OF          SHARES OF CLASS
NAME AND ADDRESS OF SHAREHOLDER                SHARES               OF FUND
-------------------------------------------------------------------------------

EUROPEAN EQUITY FUND

John Hancock Advisers, Inc.                      A                  13.47%
101 Huntington Avenue
Boston, MA 02199-7603

John Hancock Advisers, Inc.                      A                  13.47%
Credit Agricole Indosuez
101 Huntington Avenue
Boston, MA 02199-7603

GLOBAL FUND

MLPF&S for the sole benefit of its customers     B                   8.12%
Attn: Fund Administration 9739B
4800 Deer Lake Drive East - 2nd Floor
Jacksonville, FL 32246-6484

Lane McDuff Sales Co., Inc.                      C                  18.46%
2109 Carson St.
Fort Worth, TX 76117

Galactic Marketing Incentives                    C                   5.66%
1903 Stadium Oaks Court
Arlington, TX 76011

INTERNATIONAL FUND

Westcorp                                         A                   7.37%
TOA Holding Account
Attn: Retirement Services Group
101 Huntington Avenue
Boston, MA 02199

MLPF&S for the sole benefit of its customers     B                  19.35%
Attn: Fund Administration 97DA3
4800 Deer Lake Drive East - 2nd Floor
Jacksonville, FL 32246-6484

                                                                 PERCENTAGE OF
                                                                  OUTSTANDING
                                              CLASS OF          SHARES OF CLASS
NAME AND ADDRESS OF SHAREHOLDER                SHARES               OF FUND
-------------------------------------------------------------------------------

PACIFIC BASIN EQUITY FUND


MLPF&S for the sole benefit of its customers     B                  18.79%
Attn: Fund Administration 97DR7
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484

Investeel Inc.                                   C                  22.62%
875 Kingsland Ave.
Saint Louis, MO 63130-3113

Salomon Smith Barney, Inc.                       C                   6.06%
333 West 34th St. - 3rd Floor
New York, NY 10001

NFSC FEBO#APW-730190                             C                   6.04%
Nicholas Piper
9400 Sierra Mar Dr.
Los Angeles, CA 90069-1761

As of February 13, 2001, the trustees and officers of each Fund owned in the aggregate less than 1% of the outstanding shares of the Fund.

                                                                     EXHIBIT A

FORM OF SUB-INVESTMENT MANAGEMENT CONTRACT DATED MAY, 2001

101 Huntington Avenue
Boston, Massachusetts 02199

JOHN HANCOCK     TRUST
- JOHN HANCOCK     FUND
101 Huntington Avenue
Boston, Massachusetts 02199

NICHOLAS-APPLEGATE CAPITAL MANAGEMENT
600 West Broadway
San Diego, California 92101

SUB-INVESTMENT MANAGEMENT CONTRACT

Ladies and Gentlemen:

John Hancock      Trust (the "Trust") has been organized as a business trust under the laws of The Commonwealth of Massachusetts to engage in the business of an investment company. The Trust's shares of beneficial interest may be classified into series, each series representing the entire undivided interest in a separate portfolio of assets. Series may be established or terminated from time to time by action of the Board of Trustees of the Trust. As of the
date hereof, the Trust has      series of shares, representing interests in
John Hancock     Fund, and John Hancock      Fund.

The Board of Trustees of the Trust (the "Trustees") has selected John Hancock Advisers, Inc. (the "Adviser") to provide overall investment advice and
management for the John Hancock      Fund (the "Fund"), and to provide certain
other services, under the terms and conditions provided in the Investment
Management Contract, dated     , between the Trust, the Fund and the Adviser
(the "Investment Management Contract").

The Adviser and the Trustees have selected Nicholas-Applegate Capital Management (the "Sub-Adviser") to provide the Adviser and the Fund with the advice and services set forth below, and the Sub-Adviser is willing to provide such advice and services, subject to the review of the Trustees and overall supervision of the Adviser, under the terms and conditions hereinafter set forth. The Sub-Adviser hereby represents and warrants that it is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Accordingly, the Trust, on behalf of the Fund, and the Adviser agree with the Sub-Adviser as follows:

1. Delivery of Documents. The Trust has furnished the Sub-Adviser with copies, properly certified or otherwise authenticated, of each of the following:

    (a) Amended and Restated Declaration of Trust of the Trust, dated     , as
  amended from time to time (the "Declaration of Trust");

    (b) By-Laws of the Trust as in effect on the date hereof;

    (c) Resolutions of the Trustees approving the form of this Agreement by and among the Adviser, the Sub-Adviser and the Trust, on behalf of the Fund;

    (d) Resolutions of the Trustees selecting the Adviser as investment adviser for the Fund and approving the form of the Investment Management Contract;

    (e) the Investment Management Contract;

    (f) the Fund's portfolio compliance checklists;

    (g) the Fund's current Registration Statement, including the Fund's Prospectus and Statement of Additional Information; and

    (h) the Fund's Code of Ethics.

The Trust will furnish to the Sub-Adviser from time to time copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any.

2. Investment Services. The Sub-Adviser will use its best efforts to provide to the Fund continuing and suitable investment advice with respect to investments, consistent with the investment policies, objectives and restrictions of the Fund as set forth in the Fund's Prospectus and Statement of Additional Information. In the performance of the Sub-Adviser's duties hereunder, subject always (x) to the provisions contained in the documents delivered to the Sub-Adviser pursuant to Section 1, as each of the same may from time to time be amended or supplemented, and (y) to the limitations set forth in the Registration Statement of the Trust, on behalf of the Fund, as in effect from time to time under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), the Sub-Adviser will have investment discretion with respect to the Fund and will, at its own expense:

    (a) furnish the Adviser and the Fund with advice and recommendations, consistent with the investment policies, objectives and restrictions of the Fund as set forth in the Fund's Prospectus and Statement of Additional Information, with respect to the purchase, holding and disposition of portfolio securities including the purchase and sale of options;

    (b) furnish the Adviser and the Fund with advice as to the manner in which voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund's assets shall be exercised, the Fund having the responsibility to exercise such voting and other rights;

    (c) furnish the Adviser and the Fund with research, economic and statistical data in connection with the Fund's investments and investment policies;

    (d) submit such reports relating to the valuation of the Fund's securities as the Trustees may reasonably request;

    (e) subject to prior consultation with the Adviser, engage in negotiations relating to the Fund's investments with issuers, investment banking firms, securities brokers or dealers and other institutions or investors;

    (f) the Sub-Adviser shall have full authority and discretion to select brokers and dealers to execute portfolio transactions for the Fund and for the selection of the markets on or in which the transaction will be executed. In providing the Fund with investment management, it is recognized that the Sub-Adviser will give primary consideration to securing the most favorable price and efficient execution considering all circumstances. Within the framework of this policy, the Sub-Adviser may consider the financial responsibility, research and investment information and other research services and products provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which the Sub-Adviser's other clients may be a party. It is understood that it is desirable for the Fund that the Sub-Adviser have access to brokerage and research services and products and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Fund than broker-dealers that do not provide such brokerage and research services. Therefore, in compliance with Section 28(e) of the Securities Exchange Act of 1934 ("1934 Act"), the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, that provide brokerage and research products and/or services that charge an amount of commission for effecting securities transaction in excess of the amount of commission another broker would have charged for effecting that transaction, provided the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser for this or other advisory accounts, subject to review by the Adviser from time to time with respect to the extent and continuation of this practice. It is understood that the information, services and products provided by such brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser's services to other clients;

    (g) from time to time or at any time requested by the Adviser or the Trustees, make reports to the Adviser or the Trust of the Sub-Adviser's performance of the foregoing services;

    (h) subject to the supervision of the Adviser, maintain all books and records with respect to the Fund's securities transactions required by the 1940 Act, and preserve such records for the periods prescribed therefor by the 1940 Act (the Sub-Adviser agrees that such records are the property of the Trust and copies will be surrendered to the Trust promptly upon request therefor);

    (i) give instructions to the Fund's custodian as to deliveries of securities to and from such custodian and transfer of payment of cash for the account of the Fund, and advise the Adviser on the same day such instructions are given; and

    (j) cooperate generally with the Fund and the Adviser to provide information necessary for the preparation of registration statements and periodic reports to be filed with the Securities and Exchange Commission, including Form N-1A, periodic statements, shareholder communications and proxy materials furnished to holders of shares of the Fund, filings with state "blue sky" authorities and with United States agencies responsible for tax matters, and other reports and filings of like nature.

3. Expenses Paid by the Sub-Adviser. The Sub-Adviser will pay the cost of maintaining the staff and personnel necessary for it to perform its obligations under this Agreement, the expenses of office rent, telephone, telecommunications and other facilities it is obligated to provide in order to perform the services specified in Section 2, and any other expenses incurred by it in connection with the performance of its duties hereunder.

4. Expenses of the Fund Not Paid by the Sub-Adviser. The Sub-Adviser will not be required to pay any expenses which this Agreement does not expressly make payable by the Sub-Adviser. In particular, and without limiting the generality of the foregoing but subject to the provisions of
Section 3, the Sub-Adviser will not be required to pay under this
Agreement:

    (a) the compensation and expenses of Trustees and of independent advisers, independent contractors, consultants, managers and other agents employed by the Trust or the Fund other than through the Sub-Adviser;

    (b) legal, accounting and auditing fees and expenses of the Trust or the Fund;

    (c) the fees and disbursements of custodians and depositories of the Trust or the Fund's assets, transfer agents, disbursing agents, plan agents and registrars;

    (d) taxes and governmental fees assessed against the Trust or the Fund's assets and payable by the Trust or the Fund;

    (e) the cost of preparing and mailing dividends, distributions, reports, notices and proxy materials to shareholders of the Trust or the Fund except that the Sub-Adviser shall bear the costs of providing the information referred to in Section 2(j) to the Adviser;

    (f) brokers' commissions and underwriting fees; and

    (g) the expense of periodic calculations of the net asset value of the shares of the Fund.

5. Compensation of the Sub-Adviser. For all services to be rendered, facilities furnished and expenses paid or assumed by the Sub-Adviser as herein provided for the Fund, the Adviser will pay the Sub-Adviser quarterly, in
arrears, a fee at the annual rate of : (i)      of the average daily net asset
value of the Fund; and (ii)      of the average daily net asset value of the
Fund in excess of     .

The "average daily net assets" of the Fund shall be determined on the basis set forth in the Fund's Prospectus or otherwise consistent with the 1940 Act and the regulations promulgated thereunder. The Sub-Adviser will receive a pro rata portion of such fee for any periods in which the Sub-Adviser advises the Fund less than a full quarter. The Fund shall not be liable to the Sub-Adviser for the Sub-Adviser's compensation hereunder. Calculations of the Sub-Adviser's fee will be based on average net asset values as provided by the Adviser.

In addition to the foregoing, the Sub-Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Fund for all or a portion of its expenses not otherwise required to be borne or reimbursed by it. Any such fee reduction or undertaking may be discontinued or modified by the Sub-Adviser at any time.

6. Other Activities of the Sub-Adviser and Its Affiliates. Nothing herein contained shall prevent the Sub-Adviser or any associate of the Sub-Adviser from engaging in any other business or from acting as investment adviser or investment manager for any other person or entity. It is understood that officers, directors and employees of the Sub-Adviser or its affiliates may continue to engage in providing portfolio management services and advice to other investment companies, whether or not registered, to other investment advisory clients of the Sub-Adviser or its affiliates and to said affiliates themselves.

7. Avoidance of Inconsistent Position. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Sub-Adviser nor any of its investment management subsidiaries nor any of such investment management subsidiaries' directors, officers or employees will act as principal or agent or receive any commission, except as may be permitted by the 1940 Act and rules and regulations promulgated thereunder. The Sub-Adviser shall not knowingly recommend that the Fund purchase, sell or retain securities of any issuer in which the Sub-Adviser has a financial interest without obtaining prior approval of the Adviser prior to the execution of any such transaction.

Nothing herein contained shall limit or restrict the Sub-Adviser or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own account or accounts. The Trust and Fund acknowledge that the Sub-Adviser and its officers, affiliates, and employees, and its other clients may at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired or disposed of hereunder. The Sub-Adviser shall have no obligation to acquire with respect to the Fund, a position in any investment which the Sub-Adviser, its officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, if in the sole discretion of the Sub-Adviser, it is not feasible or desirable to acquire a position in such investment on behalf of the Fund. Nothing herein contained shall prevent the Sub-Adviser from purchasing or recommending the purchase of a particular security for one or more funds or clients while other funds or clients may be selling the same security.

8. No Partnership or Joint Venture. The Trust, the Fund, the Adviser and the Sub-Adviser are not partners of or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on any of them.

9. Name of the Trust, the Fund and the Sub-Adviser. The Trust and the Fund may use the name "John Hancock" or any name or names derived from or similar to the names "John Hancock Advisers, Inc." or "John Hancock Life Insurance Company" only for so long as this Agreement remains in effect. At such time as this Agreement shall no longer be in effect, the Trust and the Fund will (to the extent that they lawfully can) cease to use such a name or any other name indicating that the Fund is advised by or otherwise connected with the Adviser.
The Fund acknowledges that it has adopted the name John Hancock        Fund
through permission of John Hancock Life Insurance Company, a Massachusetts insurance company, and agrees that John Hancock Life Insurance Company reserves to itself and any successor to its business the right to grant the nonexclusive right to use the name "John Hancock" or any similar name or names to any other corporation or entity, including but not limited to any investment company of which John Hancock Life Insurance Company or any subsidiary or affiliate thereof shall be the investment adviser.

In addition, the Fund and the Trust hereby consent to the reasonable use of the name of the Fund in marketing/client materials developed and distributed by or on behalf of Sub-Adviser. In addition, it is understood that the name "Nicholas-Applegate" or the name of any of its affiliates, or any derivative associated with those names, are the valuable property of the Sub-Adviser and its affiliates and that the Fund, Trust and/or the Adviser have the right to use such name(s) or derivative(s) in offering materials and sales literature so long as this Agreement is in effect. Upon termination of the Agreement, such authorization shall forthwith cease to be in effect.

10. Limitation of Liability of Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser's part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also employed by the Sub-Adviser, who may be or become an employee of and paid by the Trust or the Fund shall be deemed, when acting within the scope of his employment by the Trust or the Fund, to be acting in such employment solely for the Trust or the Fund and not as the Sub-Adviser's employee or agent.

11. Duration and Termination of this Agreement. This Agreement shall remain in force until June 30, 2002. This Agreement may, on 60 days' written notice, be terminated at any time without the payment of any penalty by the Trust or the Fund by vote of a majority of the outstanding voting securities of the Fund, by the Trustees, the Adviser or the Sub-Adviser. Termination of this Agreement with respect to the Fund shall not be deemed to terminate or otherwise invalidate any provisions of any contract between the Sub-Adviser and any other series of the Trust. This Agreement shall automatically terminate in the event of its assignment or upon termination of the Investment Management Contract. In interpreting the provisions of this Section 11, the definitions contained in
Section 2(a) of the 1940 Act (particularly the definitions of "assignment," "interested person" or "voting security"), shall be applied.

12. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment, transfer, assignment, sale, hypothecation or pledge of this Agreement shall be effective until approved by
(a) the Trustees, including a majority of the Trustees who are not interested persons of the Adviser, the Sub-Adviser, or (other than as Board members) of the Trust or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act.

13. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

14. Severability. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be deemed invalid or unenforceable in whole or in part.

15. Miscellaneous.

    (a) The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the
  same instrument. The name John Hancock      Trust is the designation of the
  Trustees under the Amended and Restated Declaration of Trust dated
  1996, as amended from time to time. The Declaration of Trust has been filed with the Secretary of The Commonwealth of Massachusetts. The obligations of the Trust and the Fund are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Fund, but only the Fund's property shall be bound. The Trust or the Fund shall not be liable for the obligations of any other series of the Trust.

    (b) Any information supplied by the Sub-Adviser, which is not otherwise in the public domain, in connection with the performance of its duties hereunder is to be regarded as confidential and for use only by the Fund and/or its agents, and only in connection with the Fund and its investments.

16. Nicholas-Applegate undertakes to promptly notify Fund of any change in its general partner(s).

17. The Fund agrees to obtain and maintain insurance coverage satisfying any insurance requirements under the 1940 Act, to carry errors and omissions coverage in the amount of $10,000,000.

                        Yours very truly,
                        JOHN HANCOCK     TRUST
                        on behalf of John Hancock      Fund

                        By:
                                              President

The foregoing contract
is hereby agreed to as
of the date hereof.

JOHN HANCOCK ADVISERS, INC.

By:
President

NICHOLAS-APPLEGATE CAPITAL MANAGEMENT

By:
Name:
Title:

                              --------------------
                                   THANK YOU
                                  FOR MAILING
                                YOUR PROXY CARD
                                   PROMPTLY!
                              --------------------

John Hancock(R)

JOHN HANCOCK FUNDS, INC.             Mutual Funds
Member NASD                          Institutional Services
                                     Private Managed Accounts
101 Huntington Avenue                Insurance Services
Boston, MA 02199-7603

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line

www.jhfunds.com

                                                                    INTPX  3/01

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JOHN HANCOCK EUROPEAN EQUITY FUND                      THIS PROXY IS SOLICITED BY THE BOARD
                                                       OF TRUSTEES

                 SPECIAL MEETING OF SHAREHOLDERS- APRIL 25, 2001

The undersigned, revoking previous proxies, hereby appoint(s) Maureen R. Ford, James J. Stokowski and Susan S. Newton, with full power of substitution in each, to vote all the shares of beneficial interest of John Hancock European Equity Fund ("European Equity Fund") which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of European Equity Fund to be held at 101 Huntington Avenue, Boston, Massachusetts 02199, on April 25, 2001 at 9:00 a.m., Eastern time, and any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated March 9, 2001 is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal.


Date________________________________, 2001


o Please complete, sign, date and return this proxy in the enclosed envelope as soon as possible.

o Please sign exactly as your name or names appear left. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

o If a Corporation, please sign in full corporate name by president or other
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o If a partnership, please sign in partnership name by authorized person.

----------------------------------------
Signature(s)

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Specify your desired action by a check mark in the appropriate space. This proxy will be voted as specified. If no specification is made, the proxy will be voted in favor of the item. The persons named as proxies have discretionary authority
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             Please vote by filling in the appropriate boxes below.

ITEM 1:       To approve a new sub-investment management contract among John Hancock Advisers, Inc.,
              European Equity Fund and Nicholas-Applegate Capital Management.

                  FOR               AGAINST           ABSTAIN



           PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD


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COPYRIGHT (C) 1996-2001 by John Hancock Financial Services, Inc.
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Edition 2001
Important Legal Information
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WS-MF PX
Edition 02/01

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


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                                                           European Equity Fund,
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Proposal 1.  To approve a new sub-investment management contract
             among John Hancock Advisers, Inc., European Equity     FOR       AGAINST      ABSTAIN
             Fund and Nicholas-Applegate Capital Management.
=======================================================================================================

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Proposal 1.  To approve a new sub-investment management contract among John Hancock Advisers, Inc., European Equity
             Fund and Nicholas-Applegate Capital Management.

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***control number: 999 999 999 999 99 ***         Please fold and detach card at perforation before mailing

JOHN HANCOCK PACIFIC BASIN                             THIS PROXY IS SOLICITED BY THE BOARD
EQUITIES FUND                                          OF TRUSTEES

                 SPECIAL MEETING OF SHAREHOLDERS- APRIL 25, 2001

The undersigned, revoking previous proxies, hereby appoint(s) Maureen R. Ford, James J. Stokowski and Susan S. Newton, with full power of substitution in each, to vote all the shares of beneficial interest of John Hancock Pacific Basin Equities Fund ("Pacific Basin Equities Fund") which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of Pacific Basin Equities Fund to be held at 101 Huntington Avenue, Boston, Massachusetts 02199, on April 25, 2001 at 9:00 a.m., Eastern time, and any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated March 9, 2001 is hereby acknowledged. If not revoked, this proxy shall be voted for the proposals.


Date________________________________, 2001


o Please complete, sign, date and return this proxy in the enclosed envelope as soon as possible.

o Please sign exactly as your name or names appear left. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

o If a Corporation, please sign in full corporate name by president or other authorized officer.

o If a partnership, please sign in partnership name by authorized person.

----------------------------------------
Signature(s)

                           VOTE THIS PROXY CARD TODAY!
                    YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                       THE EXPENSE OF ADDITIONAL MAILINGS

Specify your desired action by a check mark in the appropriate space. This proxy will be voted as specified. If no specification is made, the proxy will be voted in favor of each item. The persons named as proxies have discretionary authority as to any other matters which properly come before the meeting.

             Please vote by filling in the appropriate boxes below.

ITEM 1:       To approve a new sub-investment management contract among John Hancock Advisers, Inc.,
              Pacific Basin Equities Fund and Nicholas-Applegate Capital Management.

                  FOR               AGAINST           ABSTAIN

ITEMS 2(a) - (d): To amend certain investment restrictions of the fund:

Please vote on each item individually.
--------------------------------------

2. (a)        To amend the fund's investment restriction on borrowing money.

                  FOR               AGAINST           ABSTAIN

2. (b)        To amend the fund's investment restriction on investing in commodities.

                  FOR               AGAINST           ABSTAIN

2. (c)        To amend the fund's investment restriction on diversification.

                  FOR               AGAINST           ABSTAIN

2. (d)        To eliminate the fund's investment restriction on pledging its assets.

                  FOR               AGAINST           ABSTAIN




           PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD

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                                     JOHN HANCOCK FUNDS
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                                              Card

             Check here [  ] to vote in favor of all proposals as the board recommends,
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                                              [VOTE]

[LOGO]    John Hancock                                     Internet Proxy Voting
       ------------------                                        Service
       JOHN HANCOCK FUNDS                                    Proxy Voting Form
                                                            John Hancock Funds
                                                          Pacific Basin Equity Fund,
                                                                  Class A


Proposal 1.  To approve a new sub-investment management contract
             among John Hancock Advisers, Inc., Pacific Basin Equity     FOR       AGAINST      ABSTAIN
             Fund and Nicholas-Applegate Capital Management.
=======================================================================================================
Proposal 2a. To amend the fund's investment restriction on borrowing
             money.                                                      FOR       AGAINST      ABSTAIN
=======================================================================================================
Proposal 2b. To amend the fund's investment restriction on investing in
             commodities.                                                FOR       AGAINST      ABSTAIN
=======================================================================================================
Proposal 2c. To amend the fund's investment restriction on
             diversification                                             FOR       AGAINST      ABSTAIN
=======================================================================================================
Proposal 2d. To eliminate the fund's investment restriction on pledging
             its assets.                                                 FOR       AGAINST      ABSTAIN
=======================================================================================================

             Please refer to the proxy statement for discussion of each of these matters.
             If no specification is made on a proposal, the proposal will be voted "For".
                                        Thank you for voting.

=======================================================================================================

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                 Press this button to [Submit] your Proxy Vote.
             Please review your selections carefully before voting.
If you vote more than once on the same Proxy, only your last (most recent) vote will be considered valid.

[LOGO]    John Hancock                                     Internet Proxy Voting
       ------------------                                        Service
       JOHN HANCOCK FUNDS                                    Proxy Voting Form
                                                            John Hancock Funds
                                                         Pacific Basin Equity Fund,
                                                                 Class A

--------------------------------------------------------------------------------
                    Thank you! Your vote has been submitted.
--------------------------------------------------------------------------------


Proposal 1.  To approve a new sub-investment management contract among John Hancock Advisers, Inc., Pacific Basin Equity Fund and Nicholas-Applegate Capital Management.
Proposal 2a. To amend the fund's investment restriction on borrowing money.
Proposal 2b. To amend the fund's investment restriction on investing in commodities.
Proposal 2c. To amend the fund's investment restriction on
             diversification.
Proposal 2d. To eliminate the fund's investment restriction on pledging its assets.


             Please refer to the proxy statement for discussion of each of these matters.

=========================================================================================

                      No email confirmation has been sent.

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